Exhibit 99.1

Revolutionizing the Development of Targeted Medicines for the Treatment of Serious Diseases January 2017

Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the clinical development of BLU-285, BLU-554 and BLU-667 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those clinical development plans; the potential benefits of the Company’s current and future drug candidates in treating patients; plans and timelines for regulatory submissions, filings or discussions; plans and timelines for the development and commercialization of companion diagnostics for the Company’s current or future drug candidates; plans and timelines for current or future discovery programs; plans and timelines for future collaborations, if any, with strategic partners; the future financial performance of the Company; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or future clinical trials or the development of the Company’s drug candidates, including BLU-285, BLU-554 and BLU-667; the Company's advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of current or future clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company’s ability to develop and commercialize companion diagnostics for its current and future drug candidates, including a companion diagnostic for BLU-554 with Ventana Medical Systems, Inc. and a companion diagnostic for BLU-285 with QIAGEN Manchester Limited; and the success of the Company’s rare genetic disease collaboration with Alexion Pharma Holding and its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (“SEC”) on November 10, 2016, and any other filings the Company may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 2

Successful execution in 2016 establishes momentum for 2017 3 Clinical Development Achieved proof-of-concept in 3 lead clinical trials in 4 patient populations Filed IND for BLU-667 in RET Discovery Disclosed new PRKACA discovery program Initiated new wholly-owned and partnered programs Corporate Maintained financial strength, including a December 2016 financing of ~$135M in net proceeds Entered into strategic cancer immunotherapy collaboration with Roche 2016 ACCOMPLISHMENTS

2017: Blueprint Medicines’ vision becoming realized DATA MATURING AND EXPANDING DEVELOPMENT BLU-285: plan to present updated data in advanced GIST and SM, initiate new studies BLU-554: plan to present updated data in advanced HCC ESTABLISH REGISTRATION PATHWAY Interactions with global regulatory authorities Advance most rapid path to NDA ADVANCING PIPELINE BLU-667: initiate phase 1 study in NSCLC, thyroid and other solid tumors Progress wholly-owned and partnered programs and initiate new programs BUSINESS DEVELOPMENT Evaluate collaboration opportunities with strategic partners who have a global reach and can accelerate bringing potential new therapies to patients 1 2 3 4 4

Potential 2017 milestones 5 Program Milestone BLU-285 GIST Update data from dose escalation in PDGFRα-driven advanced GIST* Update data from dose escalation in KIT-driven advanced GIST* Initiate expansion stage of Phase 1 study* Explore expedited clinical development pathways with regulatory authorities Expand clinical development plan to include opportunities for earlier lines of therapy or combinations BLU-285 SM Update data from Phase 1 study in advanced SM Initiate expansion stage of Phase 1 study Expand clinical development plan to include opportunities for additional indications BLU-554 HCC Update data from Phase 1 study in advanced HCC Enroll expansion stage of Phase 1 study BLU-667 RET Initiate Phase 1 dose escalation study* Corporate Explore potential strategic collaborations Advance discovery pipeline with the nomination of at least one new discovery program * Anticipated 1H 2017

Innovative science and talented people drive Blueprint Medicines Pursuing expedited pathways to deliver new treatments Broad diversified pipeline Building a sustainable company Differentiated approach to oncology Unique validated discovery engine Sustained research productivity rapidly adding innovative compounds to the portfolio Targeting molecular disease drivers in selected patient populations Multiple paths to potential approvals and risk diversification 6

Unparalleled discovery platform that rapidly advances drug candidates 7 Kinome illustration reproduced courtesy of CSTI (cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. Target discovery engine unique compound library Highly selective and potent kinase inhibitor drug candidates High-quality medicinal chemistry starting points Ability to craft drug candidates to previously difficult targets Precision target product profiles Identify targets from Kinases of Unknown Biology (KUBs) BLU-285 – Inhibitor of PDGFRα and KIT mutations BLU-554 – Inhibitor of FGFR4 BLU-667 – Inhibitor of RET fusions and mutations

Robust pipeline of diverse clinical-stage assets

COMPOUND	DISCOVERY / PRECLINICAL / CLINICAL	COMMERCIAL RIGHTS
BLU-285 Inhibitor of PDGFRα D842V and KIT mutations including exon 17 mutations	PHASE 1 - PDGFRα-DRIVEN GIST PHASE 1 - KIT-DRIVEN GIST PHASE 1 – SYSTEMIC MASTOCYTOSIS	Blueprint Medicines
BLU-554 Inhibitor of FGFR4	PHASE 1 – HEPATOCELLULAR CARCINOMA	Blueprint Medicines
BLU-667 Inhibitor of RET fusions, mutations and resistant mutants	PHASE 1 – NSCLC, THYROID & BASKET	Blueprint Medicines
PRKACA Inhibitor of PRKACA fusions	FLC	Blueprint Medicines
Cancer immunotherapy Immunokinases	UP TO 5 PROGRAMS, STAGE UNDISCLOSED	Blueprint Medicines, Roche
Rare genetic disease	TARGET AND DEVELOPMENT STAGE UNDISCLOSED	Alexion

FLC, Fibrolamellar carcinoma; GIST, advanced gastrointestinal stromal tumors; NSCLC, non-small cell lung cancer
All Phase 1 studies are in advanced disease

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Leveraging our scientific platform in collaborations Undisclosed kinase target in a rare genetic disease Blueprint responsible for discovery and preclinical development Up to $250M in milestones* Rare Genetic Disease Expertise Cancer Immunology Expertise 9 Up to 5 small-molecule therapeutics targeting immunokinases Retained research, development and commercial rights Up to $250M prior to licensing** Kinase-focused drug Discovery Platform *Includes milestone payments received to date **Includes $45M upfront payment

BLU-554 Phase 1 Study in Advanced Hepatocellular Carcinoma (HCC)

BLU-554 is a highly selective and potent inhibitor of FGFR4



1. Liver cancer is 2nd leading cause of cancer death worldwide
2. Sorafenib used first line with a response rate ~2%; median time to progression 3-6 months
3. Abnormally activated FGFR4 pathway in ~30% of patients enables biomarker driven patient selection
4. Encouraging single agent activity in heavily pre-treated patients
5. Potential for combinations with IO and other targeted agents

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Kinome illustration reproduced courtesy of CSTI (cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content; IO, immuno-oncology

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BLU-554 Phase 1 study design in advanced hepatocellular carcinoma Next steps Assessment of response by FGF19 expression sub-type Planning to increase cohort sizes and evaluate BID dosing Evaluation of additional development options, including opportunities to move to earlier lines of therapy and combination approaches BID, twice a day; MTD, maximum tolerated dose; RP2D, recommended Phase 2 dose; QD, once a day; Part 1: Dose escalation Part 2: Dose expansion Amplified Overexpressed without amplification Non-overexpressed Enrollment ongoing Completed Determine MTD and RP2D 12 600 mg QD

Proof-of-concept established for highly selective targeting of FGFR4 with BLU-554 in advanced HCC 13 AE, adverse event; DLT, dose limiting toxicity; IHC, immunohistochemistry; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease Data cutoff date: November 7, 2016 Clinical Activity 5 of 10 FGF19 IHC+ patients with radiographic tumor shrinkage Safety MTD defined at 600 mg QD 2 patients discontinued BLU-554 due to treatment-related toxicity, 1 treated at a dose above the MTD 17 (68%) patients had AEs of Grade 3 or greater, AEs in 12 (48%) were treatment-related Non-overexpressed Overexpressed

BLU-285 Phase 1 Study in Advanced Gastrointestinal Stromal Tumors (GIST)

Advanced GIST is a rare sarcoma of the GI tract

PDGFRα-driven patients have no effective treatment options; currently approved therapies' response rate near zero and disease progression occurs within ~ 3 months

KIT-driven GIST patients eventually run out of options due to available therapies losing impact or intolerable side effects

ORR ~60% | PFS 19mo
ORR ~7% | PFS 6mo
ORR ~5% | PFS 4.8mo

1L IMATINIB

2L SUNITINIB

3L REGORAFENIB

4L BSC OR TRIAL

BSC, best supportive care; GI, gastrointestinal; ORR, objective response rate; PFS, progression-free survival. Cassier (2012) CCR;*18:4458*; Yoo (2016) Can Res Treat; *48:546*; Corless (2005) JCO;*23:5357*; Barnett and Heinrich (2012) Am Soc Clin Onc Ed Book: *663*; Demetri (2006) Lancet;*368:1329*; Demetri (2013) Lancet;*381:295-302*

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Activating receptor tyrosine kinase mutations drive metastatic GIST 16 Prevalence Resistance mutation Primary Secondary KIT Exon 17 ~ 1% 2L ~ 20% 3L ~ 90% PDGFR D842V ~ 5-6% rare Activation loop mutations are associated with resistance to therapy Primary mutational hotspots KIT exons 9 or 11 PDGFRα exons 12 or 18 (D842V) Resistance mutations KIT exons 13 and 17 PDGFRα exon 18 (D842V) KIT ~ 80% PDGFRα ~ 8% Extracellular domain TM domain JM domain Kinase domain-2 (activation loop) Kinase domain-1 JM, juxtamembrane; KIT, v-KIT Hardy-Zuckerman 4 Feline Sarcoma Viral Oncogene Homolog; TM, transmembrane. Barnett & Heinrich (2012) Am Soc Clin Oncol Educ Book;663; Nowain et al (2005) J Gastroen Heptol;20:818; Dematteo et al (2000) Ann Surg;231:51; Plumb et al (2013) Clin Radiol;68:770; Joensuu (2006) 17 Suppl 10:x280

Proof-of-concept established for BLU-285 in advanced GIST Next steps Continue dose escalation to define an MTD and RP2D Assessment of response rate by patient sub-type Seek guidance from the FDA on the development path forward, including possibilities for expedited clinical development Part 1: Dose escalation Part 2: Dose expansion PDGFRα D842-mutant GIST KIT-driven GIST Planned Determine MTD and RP2D Enrollment ongoing AE, adverse event; DLT, dose limiting toxicity; MTD, maximum tolerated dose; QD, once a day; RP2D, recommended part 2 dose Summary of safety data BLU-285 has been well tolerated on a QD schedule at doses of 30-400mg Grade 3 treatment-related AEs in 3 patients No DLTs or treatment-related Grade 4 or Grade 5 AEs 17

Strong clinical activity against PDGFR D842-mutant GIST at all dose levels 14 out of 14 D842-mutant patients with tumor reductions All PDGFRα patients remain on treatment The values above/below the bars denote the dose level (mg) QD received by each patient. PR, partial response; PD, progressive disease; QD, once daily; SD, stable disease. Data cutoff date: November 1, 2016 18

Significant anti-tumor activity in TKI-resistant KIT-driven GIST at higher doses Maximum reduction – sum of diameter change from baseline (%) 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 #: off treatment BLU-285 30 – 90 mg BLU-285 135 – 300 mg 90 60 30 30 90 30 60 300 135 200 300 300 135 PD SD PR # # # # # # Patient # 4 of 6 patients with tumor reduction 5 of 6 patients remain on treatment ≥ 5 cycles The values above/below the bars denote the dose level (mg) QD received by each patient. Data cutoff date: November 1, 2016 19

BLU-285 Phase 1 study in Advanced Systemic Mastocytosis (SM)

New treatment options are needed to address the underlying cause of advanced systemic mastocytosis

- Advanced systemic mastocytosis is a rare and severe disease that shortens life expectancy with a wide range of debilitating symptoms and organ damage
- KIT mutation D816V is a key driver in ~90-95% of patients[1]

Blood*



MC degranulation,
MC mediator Sx, ↑tryptase

Bone and Bone Marrow


B

Osteolytic bone lesions,
Cytopenias

Liver and Spleen†


b

Liver function abnormalities,
Ascites, Hyperspleenism

Gastrointestinal Tract‡



Hypoalbuminemia,
Weight loss

Skin§



Urticaria
pigmentosa

[1]Garcia-Montero AC et al, 2006.
Images from: *Metcalfe D et al, 2016. †Ammanagari N et al, 2013. ‡Behdad A et al, 2013. §Hartmann K et al, 2015.

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BLU-285: Potent, highly selective KIT D816V inhibition IC50, half maximal inhibitory concentration Kinome illustration reproduced courtesy of CSTI (cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 22 KIT D816V Ic50 (nM) BLU-285 0.27 imatinib 8.150 masitinib > 10K midostaurin 2.8 Biochemical profiles midostaurin masatinib BLU-285 imatinib

BLU-285 Phase 1 study design in advanced systemic mastocytosis Next steps Continue dose escalation to define an MTD and RP2D Assessment of response rate per international working group criteria1 and evaluation of advanced SM patient reported outcome measure by patient sub-type Evaluation of additional development options, including development in indolent SM and KIT-driven acute myeloid leukemia Part 1: Dose escalation Part 2: Dose expansion Aggressive SM (ASM) SM with associated hematologic neoplasm (SM-AHN) Mast cell leukemia (MCL) Planned Determine MTD and RP2D Enrollment ongoing 1IWG-MRT-ECNM, International working group – myeloproliferative neoplasms research and treatment – European; competence network on mastocytosis; MTD, maximum tolerated dose; PD, pharmacodynamics; PK, pharmacokinetics; RP2D, recommended part 2 dose.1Gotlib J et al (2013). 23

Encouraging clinical activity with objective decreases in mast cell burden AE, adverse event; DLT, dose limiting toxicity; QD, once a day. The values above/below the bars denote the dose level (mg) QD received by each patient. Data cutoff date: November 11, 2016 24 Decreased bone marrow mast cells in 6 of 8 patients Decreased serum tryptase in 10 of 12 patients Safety BLU-285 has been well-tolerated over a dose range of 30mg to 100mg 1 DLT: Grade 3 alkaline phosphatase elevation Most AEs were Grade 1 or 2 with no Grade 4 or 5 treatment-related events and no dose reductions required for toxicity

BLU-667 RET Inhibitor

BLU-667 is designed as a targeted inhibitor to achieve better RET inhibition

1 ACTIVATING RET KINASE FUSIONS AND MUTATIONS ARE IMPORTANT DISEASE DRIVERS IN A VARIETY OF CANCERS

- Estimate ~10,000 patients in NSCLC and medullary thyroid cancer in major markets*

2 BLU-667: DIFFERENTIATED PRODUCT PROFILE WITH ROBUST PRECLINICAL ACTIVITY

- Potently inhibit RET wild-type fusions in in-vivo models of NSCLC & other cancers
- Potently inhibit oncogenic RET mutants in in-vivo models of thyroid cancer
- Inhibits primary resistance mutations and prevents acquired resistance in in-vivo models
- Spares KDR in a kinome-selective manner

3 PROGRESSING TO THE CLINIC

- IND accepted by FDA for NSCLC, medullary thyroid cancer and other advanced solid tumors
- Expect to initiate Phase 1 clinical trial in 1H 2017

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IND, investigational new drug application; KDR, kinase domain receptor; NSCLC, non-small cell lung cancer.
*Represents estimated epidemiology in US, EU5 and Japan.

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IND accepted for BLU-667 and study start-up underway


Part 1: Dose escalation
Part 2: Dose expansion
Determine MTD and RP2D
NSCLC with RET fusion, and prior TKI that inhibits RET, n~20
NSCLC with RET rearrangement, no prior TKI that inhibits RET, n~20
Medullary thyroid cancer, n~20
RET-altered solid tumors other than NSCLC and MTC, n~20
IND accepted
Planned

KEY INCLUSION CRITERIA

- Advanced NSCLC, thyroid cancer, or other solid tumor
- Confirmed RET alteration

OBJECTIVES

- Determine MTD and RP2D, assess safety and tolerability, PK, PD and assessment of anti-tumor activity

MTD, maximum tolerated dose; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer; PD, pharmacodynamics; PK, pharmacokinetics; RET, rearranged during transfection; RP2D, recommended part 2 dose; TKI, tyrosine kinase inhibitor

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PRKACA

Developing first PRKACA-targeted inhibitor for treatment of Fibrolamellar Carcinoma

Patient population

DISEASE	FREQUENCY*	PATIENTS**
FLC (all stages)	>90% with PRKACA fusion	1,700

FLC is a rare and distinct subtype of liver cancer in young adults with high medical need and no approved therapies to date

- Often associated with poor prognosis (5-year OS rate is 30-40%)
- Patient population estimated to be ~1% of HCC in US and EU

DNAJB1-PRKACA fusion identified by both Dr. Sandy Simon at Rockefeller and Blueprint Medicines in 2014

- Honeyman *et al., Science*, 2014; Stransky *et al., Nat Comms*, 2014

PRKACA kinase fusion considered to be the FLC disease driver

- >90% of FLC patients harbor PRKACA fusion (strong scientific rationale)

FLC, fibrolamellar carcinoma; OS, overall survival.
*Represents estimated frequency of PRKACA fusion in patients with FLC.
** FLC patient estimates represent prevalence of patients with all stages of disease (i.e. resectable and unresectable/metastatic) in US, EU5 and Japan.

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Cash to fund operating expenses and capital expenditure requirements into late 2018 30 SHARES OUTSTANDING as of 12/13/16 33.1 million (basic) OUTSTANDING DEBT as of 9/30/16 $4.9 million CASH, CASH EQUIVALENTS AND INVESTMENTS as of 9/30/16 $152.5 million Financial guidance gives effect to net proceeds received upon closing of underwritten public offering in December 2016 but excludes any potential option fees and milestone payments under Blueprint Medicines’ existing collaborations. Received net proceeds of ~$135 million upon closing of underwritten public offering in December 2016

Thank you 31